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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          streetTRACKS(R) Series Trust
             (Exact name of registrant as specified in its charter)

              Massachusetts                                 See Below
 (State of incorporation or organization)        (I.R.S. Employer Identification
                                                             number)

One Lincoln Street, Boston, Massachusetts                     02111
 (Address of principal executive offices)                   (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

              TITLE OF EACH CLASS                                             I.R.S. EMPLOYER
               TO BE REGISTERED                          EXCHANGE          IDENTIFICATION NUMBER
              -------------------                -----------------------   ---------------------
          SPDR(R) Metals & Mining ETF            American Stock Exchange        56-2576727
  SPDR(R) Oil & Gas Equipment & Services ETF     American Stock Exchange        56-2576785
SPDR(R) Oil & Gas Exploration & Production ETF   American Stock Exchange        56-2576784
          SPDR(R) Pharmaceuticals ETF            American Stock Exchange        56-2576781
              SPDR(R) Retail ETF                 American Stock Exchange        56-2576776
   streetTRACKS(R) KBW Regional Banking ETF      American Stock Exchange        56-2576775

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

Securities Act registration statement file number to which this form relates:
333-57793

Securities to be registered pursuant to Section 12(g) of the Act: None

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Item 1. Description of Registrant's Securities to be Registered

Reference is made to Post-Effective Amendment No. 16 and Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A, which were filed with the Securities and Exchange Commission on March 7, 2006 and June 12, 2006 (File Nos. 333-57793; 811-08839), respectively, and are incorporated herein by reference.

Item 2. Exhibits

The following is a list of exhibits to this Registration Statement on Form 8-A which shall be filed with the American Stock Exchange, Inc.:

(a)(i) Declaration of Trust was filed on June 28, 1998 and is incorporated herein by reference.

(a)(ii) Amended and Restated Declaration of Trust was filed on September 25, 2000, and is incorporated herein by reference.

(b) Bylaws of the Trust were filed on September 25, 2000, and is incorporated herein by reference.

(c) A form of global certificate evidencing Registrant's securities being registered hereunder is filed herewith.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed in the City of Boston and Commonwealth of Massachusetts on the 16th day of June 2006.


By: /s/ Scott M. Zoltowski
    --------------------------------
    Scott M. Zoltowski
    Assistant Secretary

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EXHIBIT -- Item 2(c) Form of Global Certificate